                        SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  June 16, 1998

                               ZITEL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  CALIFORNIA
               (State or other jurisdiction of incorporation)

                0-12194                              94-2566313
          (Commission File No.)           (IRS Employer Identification No.)

                             47211 BAYSIDE PARKWAY,
                        FREMONT, CALIFORNIA 94538-6517
            (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (510) 440-9600

ITEM 5.   OTHER EVENTS

     PLACEMENT OF DEBENTURES

     On June 16, 1998, Zitel Corporation (the "Company") completed the private placement of $10,000,000 in principal amount of 3% Convertible Subordinated Debentures due June 15, 1999 (the "Debentures") and five year Common Stock Purchase Warrants covering 150,000 shares of the Company's Common Stock (the "Common Stock") to a small number of institutional investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Debentures are convertible into the number of shares of Common Stock equal to the amount of principal and accrued interest being converted divided by $ 3.92625 (the "Conversion Price"). The Conversion Price is equal to 90% of the average closing bid prices of the Common Stock for each of the five trading days immediately following, but not including the June 16, 1998 closing date of the placement. There may be a one-time adjustment to the Conversion Price in the event that the lesser of 90% of the average of the closing bid prices of the Common Stock for the ten consecutive trading days preceding but not including: (a) the 45-day anniversary of the closing price; or (b) the effective date of a registration statement under the Securities Act registering the resale of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants, is less than the Conversion Price then that lesser price so calculated shall thereafter be the Conversion Price. The Conversion Price and number of shares subject to the debentures are subject to adjustment in the event of certain recapitalizations of and distributions by the Company and to formula antidilution protection upon certain sales of Common Stock or Common Stock equivalents at prices less than the Conversion Price or then the current market of the Common Stock. The Debentures also provide for certain additional rights in the event that prior to the aforesaid 45-day anniversary or effective date the closing bid price of the Common Stock for five consecutive trading days is less than 50% of 111.11% of the original Conversion Price. The exercise price of the Warrants is equal to 130% of the Conversion Price.

     All Debentures outstanding on June 16, 1999 will convert automatically, provided certain conditions specified in the Debentures are satisfied. The holders of the Debentures have registration rights with respect to the Common Stock as set forth in a Registration Rights Agreement pursuant to which the Company has agreed to register for resale under the Securities Act the Common Stock issuable upon conversion of the Debentures, on or before September 14, 1998.

     The foregoing description does not purport to be complete and is qualified by reference to the definitive agreements filed as Exhibits herewith.

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

ITEM 7.   EXHIBITS

          (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

          Exhibit Number      Exhibit
               4.1            Form of Convertible Subordinated Debenture
               4.2            Form of Common Stock Purchase Warrant
               4.3            Registration Rights Agreement
               4.4            Securities Purchase Agreement
               4.5            Placement Agency Agreement


     The foregoing is a partial summary of certain terms of the Debentures and the rights of the holders. Reference is made to the Exhibits filed with this report for the actual terms of the Debentures and such rights.



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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ZITEL CORPORATION


Dated:  June 25, 1998                   By: /s/ Jack H. King
                                            ----------------------------------
                                            Jack H. King
                                            President and Director
                                            Chief Executive Officer




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

                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
4.1            Form of Convertible Subordinated Debenture
4.2            Form of Common Stock Purchase Warrant
4.3            Registration Rights Agreement
4.4            Securities Purchase Agreement
4.5            Placement Agency Agreement




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